Exhibit 4.1

SHARES
FOR CERTAIN DEFINITIONS
CUSIP 000000 00 0
STEINWAY MUSICAL INSTRUMENTS HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, $0.0001 PAR VALUE, OF
STEINWAY MUSICAL INSTRUMENTS HOLDINGS, INC.
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned COMMON and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
CHIEF EXECUTIVE OFFICER
CHIEF LEGAL OFFICER
BY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER TRUST&    COMPANY
New(Brooklyn, York)
TRANSFER AGENT
AND REGISTRAR
AUTHORIZED SIGNATURE

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
UTMA – TEN COM
– as tenants in common
(Cust) (Minor)
TEN ENT – as tenants by entireties
under Uniform Transfers to Minors
JT TEN – as joint tenants with right of survivorship Act
and not as tenants in common (State)
Additional abbreviations may also be used though not in the above list.
For value received    hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises. Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR
THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.